77Q1(e) - Investment Advisory Agreement
between the Registrant and Virtus Fund
Advisers, LLC (the "Adviser") effective
June 12, 2017, filed via EDGAR with Post-
Effective Amendment No. 26 (333-08045)
on June 22, 2017 ("Post-Effective
Amendment No. 26"), and incorporated
herein by reference.
77Q1(e) - Subadvisory Agreement between the
Adviser and Ceredex Value Advisors
LLC dated June 20, 2017, on behalf of
Virtus Ceredex Large-Cap Value Equity Fund,
Virtus Ceredex Mid-Cap Value Equity Fund and Virtus Ceredex Small-Cap Value Equity
Fund, incorporated herein by reference to Post-Effective Amendment No. 26.
77Q1(e) - Subadvisory Agreement between
the Adviser and Seix Investment Advisors,
LLC dated June 21, 2017, on behalf of
Virtus Seix Core Bond Fund, Virtus Seix
Corporate Bond Fund, Virtus Seix Total
Return Bond Fund, Virtus Seix U.S. Mortgage
Fund, Virtus Seix Limited Duration Fund,
Virtus Seix Short-Term Bond Fund, Virtus Seix
U.S. Government Securities Ultra-Short
Bond Fund, Virtus Seix Ultra-Short Bond Fund,
Virtus Seix Floating Rate High Income Fund,
Virtus Seix High Income Fund, Virtus Seix
High Yield Fund, Virtus Seix Georgia
Tax-Exempt Bond Fund, Virtus Seix High Grade
Municipal Bond Fund, Virtus Seix Investment
Grade Tax-Exempt Bond Fund, Virtus
Seix North Carolina Tax-Exempt Bond Fund,
Virtus Seix Short-Term Municipal Bond
Fund and Virtus Seix Virginia Intermediate
Municipal Bond Fund, incorporated herein by reference to Post-Effective Amendment No. 26.
77Q1(e) - Subadvisory Agreement between the
Adviser and Silvant Capital Management, LLC dated June 20, 2017, on behalf of Virtus
Silvant Large-Cap Growth Stock Fund and Virtus
Silvant Small-Cap Growth Stock Fund,
incorporated herein by reference to
Post-Effective Amendment No. 26.
77Q1(e) - Subadvisory Agreement between
the Adviser and WCM Investment
Management, dated June 20, 2017, on
behalf of Virtus WCM International Equity Fund, incorporated herein by reference to
Post-Effective Amendment No. 26.
77Q1(e) - Subadvisory Agreement between
the Adviser and WCM Investment
Management, dated June 20, 2017, on
behalf of Virtus WCM International Equity Fund, incorporated herein by reference to
Post-Effective Amendment No. 26.
77Q1(e) - Subadvisory Agreement between
the Adviser and Zevenbergen Capital
Investments LLC dated June 21, 2017, on
behalf of Virtus Zevenbergen Innovative
Growth Stock Fund, incorporated herein
by reference to Post-Effective Amendment No.
26.



77Q1(e)